EXHIBIT 99.1

PRA Group Reports First Quarter 2016 Results

NORFOLK, Va., May 09, 2016 (GLOBE NEWSWIRE) -- PRA Group (Nasdaq:PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the first quarter of 2016.  The company reported diluted earnings per share of $0.69 versus $1.19 in the first quarter of 2015. Non-GAAP diluted earnings per share of $0.85 for the first quarter of 2016 compared to $1.22 for the year-ago quarter. Non-GAAP financial results are presented in constant currency with the first quarter of 2015 and exclude items unrelated to normal operations. A reconciliation of all non-GAAP financial measures to the most directly comparable GAAP financial measure can be found at the end of this press release.

First Quarter Highlights

  Estimated remaining collections at a new record of $5.3 billion.
  Cash collections of $384.3 million, currency adjusted cash collections of $389.7 million.
  Revenues of $224.9 million, currency adjusted revenues of $228.6 million.
  Income from operations of $70.9 million, non-GAAP income from operations of $74.4 million.
  Net income of $32.0 million, non-GAAP net income of $39.5 million.
  Return on average equity, annualized, of 15.4%, non-GAAP return on average equity, annualized, of 18.9%.
  $336.8 million in investments.

“Broadly speaking, cash results from our global operations were generally in line with our internally forecasted expectations. Globally, our buying in Q1 was quite strong as we invested $337 million in the quarter. This enabled us to grow estimated remaining collections to a record $5.3 billion,” said Steve Fredrickson, chairman and chief executive officer, PRA Group. “Our strategy going forward continues to be taking advantage of our access to low cost capital, low operating costs, scale and underwriting prowess and pressing those advantages in every market in which we operate.”

REVENUES AND CASH COLLECTIONS

  Total revenues of $224.9 million in the first quarter included finance receivables income net of principal amortization and net allowance charges versus $245.2 million in the year-ago quarter. Currency adjusted total revenues for the quarter were $228.6 million versus $245.2 million in year-ago quarter.
  Cash collections were $384.3 million versus $399.7 million in the year-ago quarter. Currency adjusted cash collections were $389.7 million versus $399.7 million in the year-ago quarter. Both GAAP and currency adjusted cash collections are reported below and included collections from these finance receivables sources:

Cash Collection Source	2016	2015
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas-Core	$219,571	$195,834	$210,725	$218,838	$219,371
Americas-Insolvency	68,646	73,843	81,865	92,974	95,533
Europe-Core	94,091	97,149	85,635	76,602	83,876
Europe-Insolvency	2,025	2,545	2,528	1,210	967
Total Cash Collections	$384,333	$369,371	$380,753	$389,624	$399,747

Cash Collection Source -
Constant Currency Adjusted	2016				2015
($ in thousands)	Q1				Q1
Americas-Core	$221,268				$219,371
Americas-Insolvency	68,646				95,533
Europe-Core	97,721				83,876
Europe-Insolvency	2,025				967
Total Cash Collections	$389,660				$399,747

  Principal amortization of finance receivables in the first quarter was $177.8 million or 46.3% of cash collections, compared with $171.3 million or 42.9% in the year-ago quarter. Principal amortization included a net allowance charge of $9.9 million recorded against certain pools of finance receivables in the quarter, compared with a net allowance charge of $1.6 million recorded in the year-ago quarter. Currency adjusted principal amortization was $180.4 million in the first quarter of 2016. Principal amortization was negatively impacted by placing several portfolios in Europe on non-accrual which applies all cash collections to amortization.
  Revenues in the first quarter also included income from PRA Group’s fee-based businesses of $16.3 million, compared with $13.1 million in the year-ago quarter, and other income of $2.1 million compared with $3.8 million in the year-ago quarter.

EXPENSES AND OPERATING INCOME

  Operating expenses were $154.0 million in the first quarter, compared with $149.0 million a year ago. Non-GAAP operating expenses, which in addition to being currency adjusted exclude costs not associated with normal operations, were $154.2 million versus $146.7 million a year ago.
  Operating income in the first quarter was $70.9 million, compared with $96.2 million in the year-ago quarter. Non-GAAP operating income, which in addition to being currency adjusted excludes costs not associated with normal operations, was $74.4 million in the first quarter versus $98.5 million a year ago. The operating margin was 31.5% in the first quarter and the non-GAAP operating margin was 32.5%.
  The provision for income taxes was $16.2 million in the first quarter compared to $30.0 million in the year-ago quarter. PRA Group’s provision for income taxes was 33.1% of income before taxes in the first quarter, compared with 34.1% in the year-ago quarter. Non-GAAP provision for income taxes in the first quarter was $20.1 million versus $30.6 million a year ago.

PORTFOLIO ACQUISITIONS

  PRA Group invested $336.8 million in new finance receivables in the first quarter.

Portfolio Purchase Source	2016	2015
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas-Core	$136,057	$120,554	$90,912	$98,317	$138,498
Americas-Insolvency	22,952	20,589	9,300	19,111	16,437
Europe-Core (1)	172,557	79,735	240,385	88,499	21,579
Europe-Insolvency	5,212	4,976	3,959	2,450	8,510
Total Portfolio Purchasing	$336,778	$225,854	$344,556	$208,377	$185,024

(1) Excludes the $27.9 million investment in the securitized fund in Poland during the three months ended March 31, 2015.

BALANCE SHEET

  Borrowings totaled $1,896.4 million as of March 31, 2016, consisting of $544.0 million drawn on the domestic and Canadian revolver, $758.3 million drawn on the multi-currency revolver, $266.2 million in convertible senior notes, $170.0 million in other long-term debt and $165.0 million in notes payable. Total borrowings were $1,479.3 million as of March 31, 2015.
  Cash and cash equivalents were $79.4 million as of March 31, 2016, compared with $40.5 million as of March 31, 2015.
  Net deferred tax liabilities were $269.2 million as of March 31, 2016, compared with $265.7 million as of March 31, 2015.
  Equity attributable to PRA Group, Inc. was $864.9 million as of March 31, 2016, compared with $817.3 million as of March 31, 2015.

Conference Call Information
PRA Group will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call, visit http://ir.pragroup.com/events.cfm. To listen by phone, call 888-695-7639 in the U.S. or 970-315-0482 outside the U.S. The conference ID is 3106779. To listen to a replay of the call until May 16, 2016, call 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. and use conference ID 3106779.

About PRA Group
As a global leader in acquiring and collecting nonperforming loans, PRA Group (Nasdaq:PRAA) returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. PRA Group companies collaborate with customers to help them resolve their debt and provide a broad range of additional revenue and recovery services to business and government clients.

PRA has been recognized as one of Fortune's 100 Fastest-Growing Companies for three years and one of Forbes' Best Small Companies in America for eight consecutive years since 2007. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein which are not historical in nature, including PRA Group’s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group’s filings with the Securities and Exchange Commission including but not limited to PRA Group’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group's website and contain a detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015

Revenues:
Income recognized on finance receivables, net	$206,507	$228,403
Fee income	16,266	13,053
Other revenue	2,109	3,750
Total revenues	224,882	245,206

Operating expenses:
Compensation and employee services	66,765	65,271
Legal collection fees	12,950	13,691
Legal collection costs	17,182	20,854
Agency fees	10,884	8,261
Outside fees and services	15,808	12,797
Communication	9,882	10,418
Rent and occupancy	3,796	3,560
Depreciation and amortization	6,070	4,610
Other operating expenses	10,651	9,578
Total operating expenses	153,988	149,040
Income from operations	70,894	96,166

Other income and (expense):
Interest expense	(19,959)	(14,776)
Foreign exchange gain/(loss)	(1,850)	6,789
Income before income taxes	49,085	88,179

Provision for income taxes	16,232	30,044
Net income	$32,853	$58,135
Adjustment for net income attributable to noncontrolling interest	870	-
Net income attributable to PRA Group, Inc.	$31,983	$58,135

Net income per common share attributable to PRA Group, Inc.:
Basic	$0.69	$1.19
Diluted	$0.69	$1.19

Weighted average number of shares outstanding:
Basic	46,243	48,724
Diluted	46,372	49,052

PRA Group, Inc.
Unaudited Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
ASSETS	2016	2015

Cash and cash equivalents	$79,442	$71,372
Investments	71,413	73,799
Finance receivables, net	2,377,077	2,202,113
Other receivables, net	33,555	30,771
Income taxes receivable	-	1,717
Net deferred tax asset	15,571	13,068
Property and equipment, net	47,785	45,394
Goodwill	524,870	495,156
Intangible assets, net	32,154	23,788
Other assets	86,966	33,389

Total assets	$3,268,833	$2,990,567

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$2,377	$4,190
Accrued expenses	95,049	95,380
Income taxes payable	28,114	21,236
Net deferred tax liability	269,201	261,498
Interest-bearing deposits	55,349	46,991
Borrowings	1,896,424	1,717,129
Other liabilities	13,577	4,396

Total liabilities	2,360,091	2,150,820

Equity:
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, authorized shares, 100,000, issued and outstanding shares, 46,328 at March 31, 2016; 100,000
authorized shares, 46,173 issued and outstanding shares at	463	462
December 31, 2015
Additional paid-in capital	64,287	64,622
Retained earnings	996,253	964,270
Accumulated other comprehensive loss	(196,135)	(228,861)
Total stockholders' equity - PRA Group, Inc.	864,868	800,493
Noncontrolling interest	43,874	39,254
Total equity	908,742	839,747
Total liabilities and total equity	$3,268,833	$2,990,567

PRA Group, Inc.
FINANCIAL HIGHLIGHTS
	As of and for the
	Three Months Ended March 31,
	2016	2015	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$206,507	$228,403	-10%
Fee income	16,266	13,053	25%
Other revenue	2,109	3,750	-44%
Total revenues	224,882	245,206	-8%
Operating expenses	153,988	149,040	3%
Income from operations	70,894	96,166	-26%
Net interest expense	19,959	14,776	35%
Net income	32,853	58,135	-43%
Net income attributable to PRA Group, Inc.	31,983	58,135	-45%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$79,442	$40,542	96%
Finance receivables, net	2,377,077	1,954,772	22%
Goodwill and intangible assets, net	557,024	506,695	10%
Total assets	3,268,833	2,700,613	21%
Borrowings	1,896,424	1,479,262	28%
Total liabilities	2,360,091	1,883,295	25%
Total equity - PRA Group, Inc.	864,868	817,318	6%

FINANCE RECEIVABLE INCOME (dollars in thousands)
Cash collections	$384,333	$399,747	-4%
Cash collections on fully amortized pools	9,276	17,005	-45%
Principal amortization without allowance (reversals)/charges	167,928	169,714	-1%
Allowance (reversal)/charge	9,898	1,630	507%
Principal amortization with allowance (reversals)/charges	177,826	171,344	4%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	46.3%	42.9%	8%
Excluding fully amortized pools	47.4%	44.8%	6%
Allowance (reversal)/charge to period-end net finance receivables	0.4%	0.1%	399%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - Americas core	$136,057	$138,498	-2%
Purchase price - Americas insolvency	22,952	16,437	40%
Purchase price - Europe core	172,557	21,579	700%
Purchase price - Europe insolvency	5,212	8,510	-39%
Purchase price - total	336,778	185,024	82%
Number of portfolios - total	139	139	0%
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - Americas core	$2,643,410	$2,370,086	12%
Estimated remaining collections - Americas insolvency	421,866	577,319	-27%
Estimated remaining collections - Europe core	2,152,403	1,619,454	33%
Estimated remaining collections - Europe insolvency	40,938	24,838	65%
Estimated remaining collections - total	5,258,617	4,591,697	15%
Adjusted estimated remaining collections (7)	5,366,417	4,716,230	14%

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$0.69	$1.19	-42%
Weighted average number of shares outstanding - diluted	46,372	49,052	-5%
Shares repurchased	-	1,478	-100%
Average price paid per share repurchased (including acquisitions costs)	$-	$52.65	-100%
Closing market price	$29.39	$54.32	-46%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	15.4%	30.1%	-49%
Return on revenue (2)	14.6%	23.7%	-38%
Return on average assets (3)	4.1%	8.7%	-53%
Operating margin (4)	31.5%	39.2%	-20%
Operating expense to cash receipts (5)	38.4%	36.1%	6%
Debt to stockholders' equity (6)	219.3%	181.0%	21%
Number of full-time equivalent collectors	2,103	2,395	-12%
Number of full-time equivalent employees	3,748	3,847	-3%
Cash receipts (5)	$400,599	$412,800	-3%
Line of credit - unused portion at period end	435,709	323,812	35%

(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) Equals total estimated remaining collections on our owned finance receivable portfolios plus the estimated remaining collections on certain of our other investments.

PRA Group, Inc.
FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2016	2015	2015	2015	2015
EARNINGS (in thousands)
Income recognized on finance receivables, net	$206,507	$208,471	$208,184	$220,064	$228,403
Fee income	16,266	19,649	17,803	13,878	13,053
Other revenue	2,109	2,065	3,443	3,255	3,750
Total revenues	224,882	230,185	229,430	237,197	245,206
Operating expenses	153,988	159,013	175,303	148,318	149,040
Income from operations	70,894	71,172	54,127	88,879	96,166
Net interest expense	19,959	15,321	16,787	13,452	14,776
Net income	32,853	40,988	17,583	51,425	58,135
Net income attributable to PRA Group, Inc.	31,983	40,970	17,396	51,425	58,135

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$79,442	$71,372	$69,111	$56,811	$40,542
Finance receivables, net	2,377,077	2,202,113	2,167,178	2,012,552	1,954,772
Goodwill and intangible assets, net	557,024	518,944	502,383	512,451	506,695
Total assets	3,268,833	2,990,567	2,984,550	2,783,756	2,700,613
Borrowings	1,896,424	1,717,129	1,654,457	1,503,363	1,479,262
Total liabilities	2,360,091	2,150,820	2,083,131	1,885,880	1,883,295
Total equity - PRA Group, Inc.	864,868	800,493	863,517	897,876	817,318

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$384,333	$369,371	$380,753	$389,624	$399,747
Cash collections on fully amortized pools	9,276	8,280	11,453	15,162	17,005
Principal amortization without allowance (reversals)/charges	167,928	149,381	161,234	164,675	169,714
Allowance (reversal)/charge	9,898	11,519	11,335	4,885	1,630
Principal amortization with allowance (reversals)/charges	177,826	160,900	172,569	169,560	171,344
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	46.3%	43.6%	45.3%	43.5%	42.9%
Excluding fully amortized pools	47.4%	44.6%	46.7%	45.3%	44.8%
Allowance (reversal)/charge to period-end net finance receivables	0.4%	0.5%	0.5%	0.2%	0.1%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - North America core	$136,057	$120,554	$90,912	$98,317	$138,498
Purchase price - North America insolvency	22,952	20,589	9,300	19,111	16,437
Purchase price - Europe core	172,557	79,735	240,385	88,499	21,579
Purchase price - Europe insolvency	5,212	4,976	3,959	2,450	8,510
Purchase price - total	336,778	225,854	344,556	208,377	185,024
Number of portfolios - total	139	139	128	136	139
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - Americas core	$2,643,410	$2,558,529	$2,421,506	$2,384,698	$2,370,086
Estimated remaining collections - Americas insolvency	421,866	448,652	474,097	529,892	577,319
Estimated remaining collections - Europe core	2,152,403	1,964,763	1,903,226	1,685,694	1,619,454
Estimated remaining collections - Europe insolvency	40,938	34,878	30,081	26,807	24,838
Estimated remaining collections - total	5,258,617	5,006,822	4,828,910	4,627,091	4,591,697
Adjusted estimated remaining collections (7)	5,366,417	5,114,923	4,945,609	4,747,552	4,716,230

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$0.69	$0.86	$0.36	$1.06	$1.19
Weighted average number of shares outstanding - diluted	46,372	47,539	48,498	48,529	49,052
Shares repurchased	-	2,072	133	-	1,478
Average price paid per share repurchased (including acquisitions costs)	$-	$38.60	$58.08	$-	$52.65
Closing market price	$29.39	$34.69	$52.92	$62.31	$54.32

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	15.4%	19.8%	7.8%	23.5%	30.1%
Return on revenue (2)	14.6%	17.8%	7.7%	21.7%	23.7%
Return on average assets (3)	4.1%	5.5%	2.3%	7.4%	8.7%
Operating margin (4)	31.5%	30.9%	23.6%	37.5%	39.2%
Operating expense to cash receipts (5)	38.4%	40.9%	44.0%	36.8%	36.1%
Debt to stockholders' equity (6)	219.3%	214.5%	191.6%	167.4%	181.0%
Number of collectors	2,103	2,173	2,159	2,317	2,395
Number of full-time equivalent employees	3,748	3,799	3,715	3,820	3,847
Cash receipts (5)	$400,599	$389,020	$398,556	$403,502	$412,800
Line of credit - unused portion at period end	435,709	446,769	393,246	547,017	323,812

(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) Equals total estimated remaining collections on our owned finance receivable portfolios plus the estimated remaining collections on certain of our other investments.

Use of Non-GAAP Financial Measures
PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company believes certain non-GAAP performance measures and ratios which exclude penalty and fees associated with the CFPB consent order, expenses associated with acquisitions, legal costs not associated with normal operations, and constant currency adjustments may provide additional meaningful comparisons between current year results and prior periods. Reconciliations from non-GAAP to the most directly comparable GAAP financial measures are provided below. These non-GAAP financial measures should be viewed in addition to, not as an alternative for reported GAAP results.

The constant currency results assume that foreign revenues and expenses are translated from foreign currencies to the U.S. Dollar at rates consistent with the prior year, and that any benefit or loss caused by foreign currency fluctuations would be consistent with the prior year. To do this the company translates the current year’s income statements into U.S. Dollars using the prior year’s average exchange rates and then replaces the foreign exchange gain or loss for the current year with the balance from the prior year. Finally, the company calculates the tax impact of the constant currency results to reflect the current effective tax rate of the reporting period.

Three Months Ended March 31, 2016
	Cash Collections	Amortization	Income Recognized on Finance Receivables, net	Fee Income	Other Revenue	Total Revenues	Expenses	Income from Operations	Income before Income Taxes	Provision for Income Taxes	Net Income attributable to PRA Group, Inc.	Diluted EPS
As Reported	$384,333	$177,826	$206,507	$16,266	$2,109	$224,882	$153,988	$70,894	$49,085	$16,232	$31,983	$0.69
Adjustments:
CFPB expenses including penalty and redress	-	-	-	-	-	-	(52)	52	52	18	34	-
Acquisition-related expenses	-	-	-	-	-	-	(1,034)	1,034	1,034	355	679	0.01
Legal costs not associated with normal operations	-	-	-	-	-	-	(435)	435	435	149	286	0.01
Constant currency adjustments	5,327	2,539	2,788	494	413	3,695	1,731	1,964	10,054	3,325	6,515	0.14
Subtotal of adjustments	5,327	2,539	2,788	494	413	3,695	210	3,485	11,575	3,847	7,514	0.16
As Adjusted	389,660	180,365	209,295	16,760	2,522	228,577	154,198	74,379	60,660	20,079	39,497	0.85

Three Months Ended March 31, 2015
	Cash Collections	Amortization	Income Recognized on Finance Receivables, net	Fee Income	Other Revenue	Total Revenues	Expenses	Income from Operations	Income before Income Taxes	Provision for Income Taxes	Net Income attributable to PRA Group, Inc.	Diluted EPS
As Reported	$399,747	$171,344	$228,403	$13,053	$3,750	$245,206	$149,040	$96,166	$88,179	$30,044	$58,135	$1.19
Adjustments:
Acquisition-related expenses	-	-	-	-	-	-	(2,243)	2,243	2,243	536	1,707	0.03
Legal costs not associated with normal operations	-	-	-	-	-	-	(125)	125	125	30	95	-
Subtotal of adjustments	-	-	-	-	-	-	(2,368)	2,368	2,368	566	1,802	0.03
As Adjusted	399,747	171,344	228,403	13,053	3,750	245,206	146,672	98,534	90,547	30,610	59,937	1.22

Three Months Ended March 31, 2016
	Net Income	Average Equity	Return on Average Equity, Annualized
As Reported	$31,983	$831,301	15.4%

Adjustments	7,514	2,505	3.5%

As Adjusted	39,497	833,806	18.9%

Three Months Ended March 31, 2015
	Net Income	Average Equity	Return on Average Equity, Annualized
As Reported	$58,135	$772,336	30.1%

Adjustments	1,802	600	0.9%

As Adjusted	59,937	772,936	31.0%

Investor Contact:
Darby Schoenfeld
Director of Investor Relations
(757) 431-7913
DCSchoenfeld@PRAGroup.com

News Media Contact:
Nancy Porter
Vice President, Corporate Communications
(757) 431-7950
NAPorter@PRAGroup.com